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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): August 31, 2004


                                 WORKSTREAM INC.
               (Exact Name of Registrant as Specified in Charter)





               CANADA                             001-15503                              N/A
  (State or Other Jurisdiction of          (Commission File Number)        (I.R.S. Employer Identification
           Incorporation) No.)

     495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA                            K2K-3G1
          (Address of Principal Executive Offices)                               (Zip Code)


                                 (613) 270 0619
              (Registrant's Telephone Number, Including Area Code)


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Item 8.01. Other Events.

      On August 31, 2004 the Company issued a press release announcing that the Company was named one of Canada's 50 Fastest Growing Technology Companies by Deloitte. The full text of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

      On September 2, 2004, the Company issued a press release announcing that the Company's business unit 6FigureJobs is hosting an ExecExpo Career Fair. The full text of such press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.


Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits


      99.1  Press Release issued on August 31, 2004, by the Company.

      99.2  Press Release issued on September 2, 2004, by the Company.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                WORKSTREAM INC.



Dated:  September 2, 2004       By: /s/ Michael Mullarkey
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                                    Name: Michael Mullarkey
                                    Title: Chief Executive Officer





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                                  Exhibit Index

Exhibit No.     Description
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99.1            Press Release issued on August 31, 2004 by Workstream Inc.

99.2            Press Release issued on September 2, 2004 by Workstream Inc.